UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 12, 2024

MiNK Therapeutics, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40908	82-2142067
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

149 Fifth Avenue Suite 500
New York, New York		10010
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 212 994-8250

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	INKT	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On February 12, 2024, MiNK Therapeutics, Inc. (the “Company”) and Agenus Inc. (“Agenus”) entered into a Convertible Promissory Note Purchase Agreement (the “Purchase Agreement”) pursuant to which the Company issued to Agenus a Convertible Promissory Note in the principal amount of up to $5.0 million (the “Note”). The Purchase Agreement sets forth the terms and conditions, including representations and warranties, for the Company’s issuance and sale of the Note to Agenus.

The Company may draw down on the principal amount of the Note from time to time with Agenus’s consent in any increment, either in the form of advancements or payments made by Agenus on the Company’s behalf. The Note carries an annual rate of interest rate of 2% (the “Interest Rate”) that accrues from the date funds are paid or advanced by Agenus to the Company. Interest shall accrue and not be payable until converted or paid in connection with the repayment in full of the principal amount of the Note. The Note provides that the Company will pay Agenus on demand the principal amount outstanding, together with any unpaid interest, on or after January 1, 2026. In the event of a qualified financing event, as described in the Note, at Agenus’s election, the Company must pay the principal amount outstanding and any unpaid interest, either in full or in the form of equity securities.

The foregoing summary of the terms of the Purchase Agreement and the Note does not purport to be complete and is qualified in its entirety by reference to the Purchase Agreement and the Note, which will be filed as exhibits to the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2024.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosures set forth in Item 1.01 with respect to the Purchase Agreement and the Note are hereby incorporated into this Item 2.03 by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	February 14, 2024	By:	/s/ Jennifer S. Buell, Ph.D.
Jennifer S. Buell, Ph.D. President and Chief Executive Officer